UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2017 (February 21, 2017)

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 TECHNOLOGY BLVD., AUSTIN, TEXAS	78727
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 21, 2017, the Board of Directors of Luminex Corporation (the “Company”) declared a cash dividend on the Company’s common stock of $0.06 per share. The dividend will be payable to stockholders of record as of March 24, 2017 and will be paid on April 14, 2017. The company's intent is to pay a continuing dividend on a quarterly basis.

A copy of the press release dated February 21, 2017, announcing the dividend is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Luminex Corporation dated February 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2017	LUMINEX CORPORATION

	By:	/s/ Harriss T. Currie
		Name:	Harriss T. Currie
		Title:	Chief Financial Officer, Senior Vice President of Finance